GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Global Equity Fund

(the “Fund”)

Supplement dated February 6, 2020 to the

Prospectus dated February 28, 2019, as supplemented to date

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Axiom International Investors LLC will now serve as an Underlying Manager of the Goldman Sachs Multi-Manager Global Equity Fund. Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third paragraph under “Goldman Sachs Multi-Manager Global Equity Fund—Summary—Portfolio Management”:

As of the date of the Prospectus, Axiom International Investors LLC (“Axiom”), Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), DWS Investment Management Americas, Inc. (“DIMA”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America, Inc. (“LGIMA”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), Principal Global Investors, LLC (“Principal”), QMA LLC (“QMA”), Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management, LLC (“WCM”) and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Global Equity Fund”:

Axiom International Investors LLC

Axiom International Investors LLC (“Axiom”) is located at 33 Benedict Place, Greenwich, Connecticut 06830, and is an investment adviser registered with the SEC. The firm has approximately $13.5 billion in assets under management as of December 31, 2019. With respect to the Fund, the firm manages an allocation of emerging markets equity securities. Axiom’s emerging markets equity strategy employs a qualitative, bottom-up and growth-oriented investment discipline intended to anticipate earnings momentum.

The following is added at the end of the fifth paragraph after the table under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Axiom will be available in the Fund’s semi-annual report for the period ended April 30, 2020.

This Supplement should be retained with your Prospectus for future reference.

SMACUMCHGSTK 02-20